fcx.com FCX Conference Call 1st Quarter 2025 Results April 24, 2025

Cautionary Statement This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to business outlook, strategy, goals or targets, and the underlying assumptions and estimated impacts on FCX’s business and stakeholders related thereto; global market conditions, including trade policies; ore grades and milling rates; production and sales volumes; unit net cash costs (credits) and operating costs; capital expenditures; operating plans, including mine sequencing; cash flows; liquidity; PT Freeport Indonesia’s (PTFI) remediation, commissioning and full ramp-up of its new smelter and full production and ramp-up at the precious metals refinery (PMR); potential extension of PTFI’s special mining business license (IUPK) beyond 2041; export licenses, export duties and export volumes, including PTFI’s ability to continue exports of copper concentrate until full ramp-up is achieved at its new smelter in Indonesia; timing of shipments of inventoried production; FCX’s sustainability-related commitments and targets; FCX’s overarching commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; achievement of FCX’s 2030 climate targets and its 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper and gold; PTFI’s ability to export and sell or inventory copper concentrates through remediation and full ramp-up of its new smelter in Indonesia; changes in export duties and tariff rates; completion of remediation activities and achieving full ramp-up of the new smelter in Indonesia; full production and ramp-up at the PMR; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions, including market volatility regarding trade policies and tariff uncertainty; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine or inventory; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PTFI’s IUPK to extend mining rights from 2031 through 2041; process relating to the extension of PTFI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; impacts, expenses or results from litigation or investigations; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and molybdenum and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 1Q25 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 32. For forward-looking unit net cash costs (credits) per pound of copper and molybdenum measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods, and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

1Q25 Highlights • Production in line with expectations o Copper sales volumes exceeded January 2025 guidance o Gold sales volumes impacted by timing of shipments • Annual guidance for copper and gold sales volumes remains in line with January 2025 guidance • Sales volumes and unit net cash costs expected to improve during remainder of 2025 • New smelter in Indonesia on track for start-up by mid-2025 • Benefiting from favorable pricing for gold and U.S.-based copper sales • Advancing organic growth opportunities • YTD Shareholder returns total $0.3 bn, including $0.1 bn of share repurchases* • Strong financial position and favorable long-term outlook Jan. 2025 April 2025 1Q25 Key Stats Actual Guidance Annual Guidance Copper Sales (mm lbs) 872 850 4.0 bn lbs Maintained Gold Sales (k ozs) 128 225 1.6 mm ozs Maintained Unit Net Cash Costs ($/lb) $2.07 $2.05 $1.50/lb (10¢ lower) Copper Realization: $4.44/lb Gold Realization: $3,072/oz * Share repurchases include $55 mm in 1Q25 and $25 mm through 4/23/25 3NOTE: Refer to non-GAAP disclosure on slide 2. Adjusted EBITDA: $1.9 bn (1) (1) A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 32.

Pursuing Value For All Stakeholders Execute Our Operating Plans Capture Value Through Innovation Enhance Optionality for Future Growth Deliver on New PTFI Smelter Improve efficiencies, reduce costs and deliver on our projects Achieve objective of being a fully integrated producer in Indonesia Technology initiatives have potential to reduce costs and capital intensity to create meaningful long-term value Bagdad, El Abra and Safford are established long-lived copper districts with opportunities to expand capacity 2025 Focus Areas 4 Add Scale in Leach Initiative Target run rate of 300 mm lbs per annum by year-end 2025 and build on and further define the path to 800 mm lbs per annum

Copper – Metal of Electrification Short-term considerations • Tariff and trade uncertainty affecting near-term macro sentiment • Micro-level fundamentals remain healthy o Recent demand trends in China improving o U.S. demand remains healthy overall with strength in certain sectors offsetting manufacturing slowdown o Signs of improvement in Europe from a low base o Tightly balanced market • New uses of copper to support energy infrastructure continue to expand • Absence of material supply growth • Favorable long-term fundamentals Over 65% of the world’s copper is used in applications that deliver electricity* Infrastructure • Backbone of construction and urbanization • Possesses best electrical and thermal conductivity of any industrial metal Technology • Demand expected to benefit from advances in AI, communications and expanding connectivity Decarbonization • Critical to energy efficiency • High intensity use in clean energy applications, including solar and renewables Transportation • Essential material component of electric vehicles / hybrids • Used in electric motors, batteries, inverters, wiring and charging stations * Source: internationalcopper.org 5 Metal of the Future

U.S. Copper Pricing 6 $3.85 $4.15 $4.24 $4.14 $4.27 $3.85 $4.22 $4.57 $4.60 $4.84 2023 2024 1Q25 2Q25 to-date* Current* L M E C O M E X LME and COMEX Copper Price Averages Source: Bloomberg * As of 4/23/25 COMEX premium to LME 0% 2% 8% 11% 13% Section 232 Investigation on Copper • In February 2025, the White House issued an executive order citing copper as a critical material • U.S. Secretary of Commerce to investigate effects of copper imports on U.S. national security • Government investigation expected to result in recommendations on: o Potential tariffs o Export controls o Incentives to increase domestic production o Policy recommendations to strengthen the U.S. copper supply chain, including permitting reforms • Copper imports are currently exempted from U.S. tariffs pending completion of investigation

Freeport ̶ America’s Copper Champion 7 • Strong U.S. franchise • Long-standing history in U.S. dating back to late 1800s • Dominant U.S. copper producer o Operations account for ~70% of total U.S. refined production o Integrated producer with smelter, refineries and rod mills • Proven track record of trust with communities • One of the largest U.S. copper resource positions • Uniquely positioned to increase U.S. copper production o Innovative leach opportunities o Portfolio of brownfield expansions • Employs over 39,000 workers in the U.S. (including 25,000 contractors) • U.S. represents one-third of FCX’s copper production, 43% of reserves and 46% of copper resources Upstream copper mines with SX/EW facilities Downstream smelting and refining facilities EL PASO Copper Refinery and Rod Mills CHINO TYRONE MORENCI BAGDAD SAFFORD/LONE STAR SIERRITA MIAMI Mine, Copper Rod Plant & Smelter Fully integrated operations in Southwest U.S. ARIZONA NEW MEXICO TEXAS

• Ongoing focus on operating efficiencies and costs • Volumes and costs expected to improve in 2025 vs. 2024 ‒ Working to mitigate potential tariff impact on imported goods • Scaling low-cost leaching initiative – Targeting run rate of 300 mm lbs per annum by YE 2025 • Technology opportunities in focus – Bagdad autonomous haulage in progress - expected to be commissioned in 2025 – New initiative under way targeting greater efficiencies and cost reduction • Copper price in U.S. currently reflects 13% premium to LME; equivalent to ~$800 mm per annum in estimated additional cash flow assuming COMEX price of $4.84/lb • Potential for “critical mineral” designation for copper through legislation and possible 10% tax credit United States Cu Sales: 307 mm lbs Unit Net Cash Costs: $3.11/lb 1Q 2025 Operation Update • Strong mill rates helped mitigate lower grades vs. 1Q24 • Unit net cash cost below 1Q24 • Planning heat application for El Abra leach stockpiles NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate South America Cu Sales: 275 mm lbs Unit Net Cash Costs: $2.40/lb Indonesia Cu Sales: 290 mm lbs Au Sales: 125 k ozs Unit Net Cash Costs: $0.64/lb • Completed SAG3 maintenance in 1Q • Commencing SAG2 maintenance in 2Q • Quarterly volumes expected to improve in 2025 • 2025e sales: 1.6 bn lbs of copper and 1.6 mm ozs of gold • 2025e unit net cash credit: $0.47/lb • Smelter repairs nearing completion • Completion of smelter provides foundation to extend long- term operating rights • Ramp-up of precious metals refinery progressing 8

Large Project Pipeline to Support Future Growth 9 Indonesia 23% U.S. 47% Chile 30% Indonesia 100% Copper projects estimated to total 2.5 billion lbs per annum Copper Gold Kucing Liar development estimated to total 0.5 million ozs per annum

Annual Sales Profile April 2025 Estimate 10 NOTE: Consolidated copper sales include 1.38 bn lbs in 2024, 1.31 bn lbs in 2025e, 1.42 bn lbs in 2026e and 1.40 bn lbs in 2027e for noncontrolling interests; excludes purchased copper. 2025 estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather related conditions; timing of shipments and other factors. e = estimate. NOTE: Consolidated gold sales include 931k ozs in 2024, 820k ozs in 2025e, 820k ozs in 2026e and 769k ozs in 2027e for noncontrolling interests. 2025 estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather related conditions; timing of shipments and other factors. (million lbs) Moly Sales (billion lbs) Copper Sales 0 1 2 3 4 5 2024 2025e 2026e 2027e 4.1 4.0 4.3 4.3 0 25 50 75 100 2024 2025e 2026e 2027e 78 88 90 90 1.8 0 1 2 2024 2025e 2026e 2027e 1.6 1.6 1.5 Gold Sales (million ozs)

EBITDA and Cash Flow at Various Copper Prices Assuming $3,000/oz gold, $20/lb molybdenum 11 NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (1) U.S. Dollar Exchange Rates: 938 Chilean peso, 16,000 Indonesian rupiah, $0.63 Australian dollar, $1.09 euro, 3.62 Peruvian sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’26e/’27e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’26e/’27e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA Sensitivities Average ’26e/’27e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $330 COMEX Premium to LME +/-$0.10/lb $135 Molybdenum +/-$1.00/lb $ 80 Gold +/-$100/oz $100 Currencies (1) +/-10% $165 Diesel +/-10% $ 50 Copper +/-$0.10/lb $425 COMEX Premium to LME +/-$0.10/lb $135 Molybdenum +/-$1.00/lb $ 85 Gold +/-$100/oz $150 Currencies (1) +/-10% $235 Diesel +/-10% $ 75

Consolidated Capital Expenditures Excluding Indonesia Downstream Projects CAPEX (1) 2024 2025e 2026e Major Projects (2) (1) CAPEX for Indonesia downstream processing facilities includes $1.1 bn in 2024 and $0.6 bn in 2025e, which primarily reflects payment of costs incurred in 2024 and excludes capitalized interest. (2) Planned projects primarily include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and a portion of spending on the new gas-fired combined cycle facility. NOTE: Amounts include capitalized interest. Discretionary CAPEX and spending on downstream processing facilities will be excluded from the free cash flow (as defined on slide 13) calculation for purposes of the performance- based payout framework. e= estimate. $1.6 $1.1 Planned Discretionary Planned Discretionary $1.7 $4.4 Other Other $1.5 $1.1 Planned Discretionary $1.0 $3.6 Other $1.6 $1.2 $1.6 $4.4 38% 27% 12% 11% 12% Kucing Liar Bagdad 2X Expansion Grasberg Energy Transition Atlantic Copper CirCular Other 2026e Projected Discretionary Spending by Project 2025e ($ in bns) 12 53% 21% 16% 4% 6% Note: Other includes Grasberg Mill Recovery (2025), Safford 120k Stacking and leach innovation spending. For additional details on discretionary spending see slide 30.

Financial Policy: Performance-Based Payout Framework ~50% free cash flow(1) for shareholder returns 13 (1) Free cash flow equals available cash flows generated after planned capital spending (excluding Indonesia downstream processing facilities funded with debt and discretionary CAPEX) and distributions to noncontrolling interests. (2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with a portion of PTFI's export proceeds, which totaled $0.3 bn at 3/31/25. Net debt for 3/31/25 excludes $3.2 bn of debt associated with Indonesia downstream processing facilities. (3) FCX acquired 51 mm shares of its common stock for a total cost of $2 bn ($38.50 avg. cost per share) under program since November 2021, including 2.3 mm shares for a total of $80 mm YTD through 4/23/25. NOTE: Refer to non-GAAP disclosure on slide 2. Board reviews structure of performance-based payout framework at least annually Maintaining Strong Balance Sheet 6/30/2021 3/31/2025 $1.5 $3.4 (2) Net Debt, excluding Indonesia downstream projects ($ in bns) Providing Cash Returns to Shareholders $5.0 bn Distributed Since 6/30/21 39% Share Repurchases(3) Variable Dividend Base Dividend 33% 28% Advancing Organic Growth Opportunities • Positioned for future growth • Organic project pipeline – Leach innovation initiatives – Kucing Liar/Grasberg District – Bagdad 2X – El Abra expansion – Lone Star sulfide expansions (2) (2) • Strong credit metrics • Investment Grade rated by S&P, Moody’s and Fitch • Net debt, excluding downstream projects, below $3-4 bn threshold

Leadership Position in Critical Metal 14 Organic Growth Pipeline Strong Global Leader with Valuable U.S. Franchise Significant Gold Producer Large Scale Producer Freeport – Store of Value

15 Reference Slides

2024 Annual Report – “Powering Progress” 2024 Annual Report 2024 Sustainability Report “Powering Progress,” highlights copper’s increasingly important role in the global economy. As a leading global copper company, Freeport is strongly positioned to provide copper to a growing market. Sustainability remains at the core of what we do. This is the 24th year of reporting on sustainability progress. Freeport is committed to building upon its achievements as a leading responsible copper producer. 16

Financial Highlights 17 Copper Consolidated Volumes, excluding purchases (mm lbs) 872 1,108 Average Realization (per lb) $ 4.44 $ 3.94 Site Production & Delivery Costs (per lb) $ 2.59 $ 2.32 Unit Net Cash Costs (per lb) $ 2.07 $ 1.51 Gold Consolidated Volumes (000’s ozs) 128 568 Average Realization (per oz) $3,072 $2,145 Molybdenum Consolidated Volumes (mm lbs) 20 20 Average Realization (per lb) $21.67 $20.38 1Q25 (1) Includes working capital and other uses of $0.3 bn in 1Q25 and $0.1 bn in 1Q24. (2) Includes $3.0 bn in senior notes issued by PTFI, and as of 3/31/25, $0.25 bn in borrowings under the PTFI revolver. (3) Excludes current restricted cash of $0.3 bn at 3/31/25 (expected to be released by mid-2025) and $0.9 bn at 3/31/24 associated with a portion of PTFI's export proceeds that was required to be temporarily deposited in Indonesia banks for 90 days in accordance with a previous Indonesia regulation. NOTE: Refer to non-GAAP disclosure on slide 2. Revenues $ 5.7 $ 6.3 Net Income Attributable to Common Stock $ 0.4 $ 0.5 Diluted Net Income Per Share $ 0.24 $ 0.32 Operating Cash Flows $ 1.1 $ 1.9 Capital Expenditures $ 1.2 $ 1.3 Total Debt $ 9.4 $ 9.4 Consolidated Cash and Cash Equivalents $ 4.4 $ 5.2 (1) (in billions, except per share amounts) | Sales Data | Financial Results 1Q24 (2) (3)

1Q 2025 Mining Operating Summary 18 (1) Includes 6 mm lbs in 1Q25 and 3 mm lbs in 1Q24 from South America. (2) Silver sales totaled 0.8 mm ozs in 1Q25 and 1Q24. (3) Silver sales totaled 0.4 mm ozs in 1Q25 and 2.1 mm ozs in 1Q24. (4) Indonesia includes 19¢/lb and consolidated includes 6¢/lb for PTFI’s export duties. NOTE: Refer to non-GAAP disclosure on slide 2. Site Production & Delivery, excl. adjs. $3.48 $2.76 $1.49 $2.59 By-product Credits (0.49) (0.44) (1.46) (0.79) Treatment Charges 0.12 0.07 0.19 0.13 Royalties & Export Duties - 0.01 0.42 0.14 Unit Net Cash Costs $3.11 $2.40 $0.64 $2.07 United South States America Indonesia Consolidated (per lb of Cu)1Q25 Unit Net Cash Costs United States 2020 (1) 331307 1Q25 1Q24 Indonesia (3) 493 290 564 125 South America 275 284 by RegionSales From Mines for 1Q25 1Q25 1Q24 1Q25 1Q24 1Q25 1Q241Q25 1Q24 (2) (4) (1) (4) Au 000’s ozs Mo mm lbs Cu mm lbs

Strong Balance Sheet and Liquidity Attractive Debt Maturity Profile 19 $0 $2 $4 $6 $8 2025 2026 2027 2028 2029 2030 Thereafter (US$ bns) $4.9 5.40% & 5.45% Sr. Notes and FMC Sr. Notes PTFI Revolver $ 0.3 FCX/FMC Senior Notes/Other 6.1 PTFI Senior Notes 3.0 Total Debt $ 9.4 Cons. Cash, Cash Eq. & Deposits(1) $ 4.6 Net Debt (2) $ 4.8 Net Debt/Adjusted EBITDA(3) 0.5x $ - at 3/31/25Total Debt & Cash $ - $1.8 (4) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PTFI Sr. Notes 5.315% & 6.2% PTFI Sr. Notes Significant liquidity ▪ $4.6 bn in consolidated cash and cash equiv.(1) ▪ $3.0 bn in availability under FCX credit facility ▪ $1.5 bn in availability under PTFI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.125% & 4.375% Sr. Notes $1.2 $0.5 5.25% Sr. Notes 4.25% & 4.625% Sr. Notes $1.0 PTFI Revolver (1) Includes $0.3 bn of current restricted cash associated with a portion of PTFI's export proceeds required to be temporarily deposited in Indonesia banks in accordance with a previous Indonesia regulation. (2) Includes $3.2 bn of debt associated with the Indonesia downstream processing facilities. (3) Trailing 12-months. (4) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. NOTE: Refer to non-GAAP disclosure on slide 2.

2025e Outlook 20 (1) Assumes average prices of $3,000/oz gold and $20/lb molybdenum for 2Q25e - 4Q25e. (2) 2025e consolidated unit net cash costs include 8¢/lb for PTFI export duties. (3) Each $100/oz change in gold is estimated to have an approximate $140 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $100 mm impact. (4) Major projects CAPEX includes $1.1 bn for planned projects and $1.7 bn of discretionary projects. NOTE: Copper and gold sales estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather related conditions; timing of shipments and other factors. e = estimate. Refer to non-GAAP disclosure on slide 2. • Copper: 4.0 billion lbs • Gold: 1.6 million ozs • Molybdenum: 88 million lbs | Sales Outlook • Site prod. & delivery o 2025e: $2.61/lb o 2Q25e: $2.75/lb • After by-product credits(1) o 2025e: $1.50/lb(2) o 2Q25e: $1.50/lb | Unit Net Cash Cost of Copper • $4.4 billion (excluding downstream projects) o $2.8 billion for major projects(4) o $1.6 billion for other projects | Capital Expenditures • ~$7 billion @ $4.15/lb copper for 2Q25e – 4Q25e • Each 10¢/lb change in copper for 2Q25e – 4Q25e = $300 million impact • Each 10¢/lb premium in COMEX vs. LME for 2Q25e – 4Q25e = $95 million impact | Operating Cash Flows (1,3)

2025e Operational Data 21 by Region2025e Sales (1) 1,090 88 1,327 1,580 1.6 (3) United States Indonesia(2)South America (per lb of Cu)Site Production & Delivery (5) $3.41 $2.79 $1.82 $2.61 By-product Credits (0.52) (0.35) (3.08) (1.49) Treatment Charges 0.13 0.07 0.31 0.19 Royalties & Export Duties 0.00 0.01 0.48 0.19 Unit Net Cash Costs / (Credits) $3.02 $2.52 $(0.47) $1.50 2025e Unit Net Cash Costs / (Credits) (4) United South States America Indonesia Consolidated NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (7) (7) Au mm ozs Mo mm lbs Cu mm lbs Cu mm lbs Cu mm lbs (1) Includes molybdenum produced in South America. (2) Copper and gold sales estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather related conditions; timing of shipments and other factors. (3) Includes gold produced in U.S. (4) Estimates assume average prices of $3,000 oz gold and $20/lb molybdenum for 2Q25e - 4Q25e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (5) Production costs include profit sharing in South America and severance taxes in U.S. (6) Excludes potential impacts from proposed tariffs announced to date. Efforts underway to mitigate potential impacts. (7) Indonesia includes 21¢/lb and consolidated includes 8¢/lb for export duties at PTFI. (6)

2025e Quarterly Sales 22e = estimate. (million lbs) Moly Sales (billion lbs) Copper Sales Gold Sales (million ozs) 0 150 300 450 600 1Q25 2Q25e 3Q25e 4Q25e 128 500 475 500 0 200 400 600 800 1000 1200 1Q25 2Q25e 3Q25e 4Q25e 872 1,005 1,095 1,025 0 5 10 15 20 25 1Q25 2Q25e 3Q25e 4Q25e 20 22 23 23 NOTE: Consolidated copper sales include 275 mm lbs in 1Q25, 345 mm lbs in 2Q25e, 366 mm lbs in 3Q25e and 323 mm lbs in 4Q25e for noncontrolling interests; excludes purchased copper. Estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather related conditions; timing of shipments and other factors. NOTE: Consolidated gold sales include 64k ozs in 1Q25, 256k ozs in 2Q25e, 244k ozs in 3Q25e and 256k ozs in 4Q25e for noncontrolling interests. Estimates are dependent on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather related conditions; timing of shipments and other factors.

Grasberg Minerals District Mine Plan Metal Production, 2024 – 2029e 23 1.8 1.5 1.7 1.8 1.8 1.6 1.9 1.6 1.6 1.5 1.4 1.1 2024 2025e 2026e 2027e 2028e 2029e NOTE: Amounts are projections. Timing of annual production will depend on operational performance; the ramp-up of PTFI’s new downstream processing facilities; weather related conditions; timing of shipments and other factors. FCX’s economic interest in PTFI is 48.76%. PTFI expects to defer a portion of production in inventory until final sale upon ramp up of its new downstream processing facilities. This is not expected to result in a significant change in PTFI's economics but will impact the timing of PTFI's sales. e = estimate. | Copper 2025e – 2029e Total: 8.4 billion lbs copper Annual Average: ~1.7 billion lbs | Gold 2025e – 2029e Total: 7.2 million ozs gold Annual Average: ~1.4 million ozs Cu bn lbs Au mm ozs

PTFI’s IUPK Extension Update Potential beyond 2041 Plan View View Looking Northeast Dom GBT OP Mineral Resources Deeper Extension of Big Gossan mineralization In-fill drilling of Grasberg BC & Kucing Liar Resources Deeper extension of DMLZ mineralization Potential/Exploration Targets • Government issued regulation in 2Q24 to allow life-of-mine extension • Conditions for IUPK holders include o Ownership of integrated downstream facilities that have entered the operational stage o Domestic ownership of at least 51% and agreement with a state-owned enterprise for an additional 10% ownership o Commitments for additional exploration and increases in refining capacity approved by the Ministry of Energy and Minerals • Application for extension may be submitted at any time prior to the current IUPK expiration • PTFI expects to apply for an extension during 2025 • Extension would enable continuity of large- scale operations for the benefit of all stakeholders o Would provide growth options through additional resource development opportunities 24

Project Pipeline Progress Report 25 El Abra Expansion Chile Lone Star Expansions Arizona Grasberg District Indonesia Bagdad Expansion Arizona New Leach Technologies Americas • Sustaining initial target of ~200 mm lbs/yr • High probability of increasing to ~300 – 400 mm lbs/yr in 2026 • Driving innovation toward 800 mm lbs/yr over next 3-5 yrs • Targeting investment decision by YE 2025 with start-up in 2029 • 200 – 250 mm incremental lbs/yr • Derisking in progress with autonomous conversion, tailings infrastructure investment and housing • Advancing pre-feasibility study with expected completion in 2026 • Targeting incremental addition of 300 – 400 mm lbs/yr beginning in 2030s • Substantial resource • Kucing Liar project in development - Ramp-up to commence prior to 2030 - 560 mm lbs Cu & 520 k oz Au per annum reflected in base plan • Extension of mining rights beyond 2041 would create opportunities for future growth • Preparing EIS, targeting submission by YE 2025 • 3-yr permitting process • 4-yr construction • Potential start-up in 2033 timeframe • ~750 mm lbs/yr • Potential reserve adds: ~20 bn lbs <$1 billion Incremental investment $3.5 billion based on recent feasibility Incentive Price: $3.50-$4/lb Developing estimate ~$4 billion remaining for Kucing Liar $0.7 billion incurred to date ~$7.5 billion (under review) Excludes $2 bn for extension of leach operations Incentive Price: <$4/lb ANTICIPATED CAPITAL INVESTMENT

Americas Leach Innovation Initiatives Low Cost, High Value 26 South America 16% Other U.S. 34% Morenci 50% * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. Significant Potential Phase 1 Proving Concept 25% Phase 2 Scaling in progress 25% Phase 3 Innovation in progress 50% 39 bn lbs Contained * ~800 mm lbs/annum 50 144 214 350 800 2022 2023 2024 2026e By 2030e Scaling the Opportunity (mm lbs) Long-term Production Target ✓300-400 | Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques

Bagdad 2X Expansion Update 27 • Operation located in northwest Arizona • Reserve life exceeds 80 years • Converting existing manned haul truck fleet to 100% autonomous • Completed technical studies in late 2023 to double concentrator capacity – Expected to expand concentrator capacity by ~90 - 105k t/d – Project capital approximates $3.5 billion – Economics indicate $3.50 - $4.00/lb incentive copper price – Expected to add incremental production of 200 - 250 mm lbs/yr of copper and ~10 mm lbs/yr of molybdenum – Construction timeline: 3 - 4 years • Investment decision pending copper market conditions and other factors • Advancing activities for expanded tailings infrastructure to enhance project optionality

Autonomous Haulage at Bagdad 28 • Bagdad expected to become first U.S. mine with a fully autonomous haulage system • Converting existing manned fleet to 100% autonomous – 12 of 33 trucks completed to date – CAPEX ~$80 mm – Target completion YE 2025 • Potential for efficiency gains / productivity improvements • Initiative helps alleviate hiring needs and housing challenges • Emissions reduction expected from reduced idle time and improved efficiency • Project will position us to capitalize on future technological advancements in electrification

Combined Cycle Gas Turbine Power Plant at Grasberg 29 New Combined Cycle Gas Turbine Power Plant (CCGT) Dual Fuel Power Plant (DFPP) Subsea gas pipeline Portsite LNG transfer Offshore LNG Carrier Floating Storage & Regas Unit (FSRU) • Completed feasibility study to replace existing coal plant at Grasberg with 265 MW gas-fired combined cycle facility • ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units); costs expected to be incurred over the next three years • LNG supplied to a floating storage and regas unit permanently moored offshore; natural gas delivered via subsea pipeline to dual fuel power plant and CCGT • Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply • Expected to meaningfully reduce Grasberg’s Scope 1 greenhouse gas emissions

Discretionary Capital Projects* 30 • Commenced 10-year mine development in 2022 • Sustain large-scale, low-cost Cu & Au production • Capital investment: ~$500 mm/yr average (~$600 mm in 2025e) over next 7 to 8 years • 7 bn lbs copper & 6 mm ozs gold through 2041 ‒ ~ 560 mm lbs & 520K ozs per annum • Recycle electronic material • Capital investment: ~$435 mm (~$180 mm in 2025e) • Expect to commence production in 2026e • ~$60 mm per annum in incremental EBITDA *These discretionary projects and the Indonesia downstream processing facilities will be excluded from the free cash flow calculation (defined on slide 13) for purposes of the performance-based payout framework. NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. • Potential expansion to double concentrator capacity • Completed feasibility study in late 2023 (see slide 27) • Expanding tailings infrastructure and early works: ~$425 mm in 2025e Bagdad 2X Expansion • Advancing plans to transition existing energy source from coal to natural gas • CAPEX of ~$200 mm in 2025e (see slide 29) net of avoided coal cost Atlantic Copper CirCular Kucing Liar Grasberg Energy Transition to Natural Gas

• The Copper Mark is an assurance framework developed to demonstrate the copper industry’s responsible production practices • FCX has achieved, and is committed to maintaining, the Copper Mark and Molybdenum Mark at all operating sites globally, as applicable • Initiated Copper Mark 2.0 assurance process in 2024, which will continue into 2025 • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices; the framework currently includes 33 issue areas across 5 ESG categories • The Copper Mark extended its framework in 2023 to other base metals including molybdenum (the “Molybdenum Mark”) • Requires third-party assurance of site performance and independent Copper Mark validation every three years • The Copper Mark is governed by an independent board including NGO participation and multi-stakeholder advisory council AWARDED SITES Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) Climax mine (CO) El Abra mine (Chile) El Paso refinery & rod mill (TX) Fort Madison (IA) Henderson mine (CO) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) PTFI mine (Indonesia) Rotterdam (Netherlands) Safford mine (AZ) Sierrita mine (AZ) Stowmarket (UK) Tyrone mine (NM) Note: FCX’s copper producing sites that produce by-product molybdenum have received both the Copper Mark and the Molybdenum Mark. The Copper Mark Recognition for Responsible Production 31

Adjusted EBITDA Reconciliation 32 ($ in mm) 12 mos ended 1Q25 1Q24 3/31/25 Net income attributable to common stock $352 $473 $1,768 Interest expense, net 70 89 300 Income tax provision 500 512 2,511 Depreciation, depletion and amortization 466 595 2,112 Accretion and stock-based compensation 91 79 250 Other net charges (1) 28 188 531 Other income, net (58) (129) (291) Net income attributable to noncontrolling interests 441 689 2,262 Equity in affiliated companies’ net earnings (2) - (17) Adjusted EBITDA (2) $1,888 $2,496 $9,426 (1) Primarily includes net charges (credits) associated with previously capitalized costs associated with construction of PTFI’s new downstream processing facilities ($24 mm in 1Q25 and $58 mm for the 12 months ended 3/31/2025); remediation costs at PTFI’s new smelter that were not offset under its construction insurance program ($23 mm in 1Q25 and $27 mm for the 12 months ended 3/31/2025); adjustments to mining reclamation liabilities ($(11) mm in 1Q25 and $152 mm for the 12 months ended 3/31/2025); adjustments to environmental obligations and related litigation reserves ($(7) mm in 1Q25, $56 mm in 1Q24 and $12 mm for the 12 months ended 3/31/2025); oil and gas charges ($3mm in 1Q25, $109 mm in 1Q24 and $116 mm for the 12 months ended 3/31/2025); and metal inventory adjustments/write-offs ($1 mm in 1Q25, $31 mm in 1Q24 and $61 mm for the 12 months ended 3/31/2025). The 12 months ended 3/31/25 also include $97 mm of nonrecurring labor-contract charges at Cerro Verde. (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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